Exhibit 99.1

News Release

FMC Corporation	Envu
2929 Walnut Street	5000 CentreGreen Way, Suite 400
Philadelphia, PA 19104 USA	Cary, NC 27513

+1 (215) 299-6000	+1 (800) 331-2867
fmc.com	envu.com

For Release: Immediate	FMC Media Contact: Amie Leopold
+1 (215) 299-6223
Amie.Leopold@fmc.com
FMC Investor Contact: Curt Brooks
+1 (215) 299-6137
Curt.Brooks@fmc.com
Envu Media Contact: Jennifer Poore
+1 (919) 475-5814
Jennifer.Poore@envu.com

FMC Corporation signs definitive agreement to sell Global Specialty Solutions business to Envu
PHILADELPHIA, July 11, 2024 – FMC Corporation (NYSE: FMC), a leading global agricultural sciences company, today announced it has signed a definitive agreement to sell its Global Specialty Solutions (GSS) business to Environmental Science US, LLC d/b/a Envu, an environmental science company providing innovations that protect and enhance the health of environments around the world. Envu will purchase the GSS business for a purchase price of $350 million, subject to closing working capital adjustment.
In November 2023, FMC announced plans to explore strategic options for GSS, which includes a line of products that serve a diverse mix of non-crop markets including golf courses, professional sports stadiums and pest control. As FMC concentrates on innovating products and services for the global crop protection market, GSS no longer has a clear, strategic role in the company’s mid- or longer-term goals.

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“Global Specialty Solutions is a profitable business with a strong history of growth. We believe this agreement with Envu will provide the attention and resources it needs to continue thriving,” said Pierre Brondeau, FMC Chairman and CEO. “With this divestment, FMC can focus solely on its core business.”
Envu, which was acquired by international private equity firm Cinven in 2022, is solely dedicated to the environmental science sector and sees GSS as an opportunity to support its growth strategy while continuing to deliver powerful innovations for customers in professional pest management, turf & ornamentals and more.
“As a focused company that is dedicated to delivering forward-thinking solutions for our customers, we are excited by the prospect of joining forces with the GSS business,” said Gilles Galliou, Envu CEO. “We see significant synergies and potential for accelerated innovation from the combination. In addition, as the successful outcome of a carveout transaction ourselves, we believe we are the ideal partner to help GSS through this transition and maximize our collective potential.”
Marco Strizzi, Senior Principal at Cinven, added: “We are delighted to bring together two highly respected, complementary businesses with a shared focus on delivering seamless customer service and product innovation in the attractive environmental science market. We see FMC GSS as a compelling addition to Envu strategically and financially and look forward to continuing to support the combined business’ strong growth trajectory.”
The transaction is expected to close by year-end 2024, subject to regulatory approval and other customary closing conditions. FMC intends to allocate all proceeds from the sale to debt reduction.
BofA Securities acted as financial adviser, while McCarter & English was legal adviser for this transaction, while Barclays acted as financial adviser and Baker McKenzie was legal adviser to Envu for the transaction.. Further terms and conditions of the agreement were not disclosed.

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About FMC
FMC Corporation is a global agricultural sciences company dedicated to helping growers produce food, feed, fiber and fuel for an expanding world population while adapting to a changing environment. FMC’s innovative crop protection solutions – including biologicals, crop nutrition, digital and precision agriculture – enable growers, crop advisers and turf and pest management professionals to address their toughest challenges economically while protecting the environment. With approximately 6,200 employees at more than 100 sites worldwide, FMC is committed to discovering new herbicide, insecticide and fungicide active ingredients, product formulations and pioneering technologies that are consistently better for the planet. Visit fmc.com to learn more and follow us on LinkedIn®.
About Envu
Envu was founded in 2022, a company built on years of environmental science experience, for the sole purpose of advancing healthy environments for everyone, everywhere. Envu offers dedicated services in: Professional Pest Management, Forestry, Ornamentals, Golf, Industrial Vegetation Management, Lawn & Landscape, Mosquito Management, and Range & Pasture. Envu collaborates with customers to design innovative solutions that meet their requirements today and well into the future. The Envu portfolio consists of over 180 trusted and well-known brands. The company employs 900 people, operates in 100 countries, and has four global innovation hubs. For additional information, visit www.envu.com.
About Cinven
Cinven is a leading international private equity firm focused on building world-class global and European companies. Its funds invest in six key sectors: Business Services, Consumer, Financial Services, Healthcare, Industrials and Technology, Media and Telecommunications (TMT). Cinven has offices in London, New York, Frankfurt, Paris, Milan, Madrid, Guernsey and Luxembourg.
Cinven takes a responsible approach towards its portfolio companies, their employees, suppliers, local communities, the environment and society.
Cinven Capital Management (V) General Partner Limited, Cinven Capital Management (VI) General Partner Limited, Cinven Capital Management (VII) General Partner Limited and Cinven Capital Management (SFF) General Partner Limited are each authorised and regulated by the Guernsey Financial Services Commission, and Cinven Limited is authorised and regulated by the Financial Conduct Authority.
In this press release ‘Cinven’ means, depending on the context, any of or collectively, Cinven Holdings Guernsey Limited, Cinven Partnership LLP, and their respective Associates (as defined in the Companies Act 2006) and/or funds managed or advised by any of the foregoing.
For additional information on Cinven please visit www.cinven.com and www.linkedin.com/company/cinven/.
Statement under the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995: FMC and its representatives may from time to time make written or oral statements that are “forward-looking” and provide other than historical information, including statements contained in this press release, in FMC’s other filings with the SEC, and in presentations, reports or letters to FMC stockholders.

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In some cases, FMC has identified these forward-looking statements by such words or phrases as “outlook”, "will likely result," "is confident that," "expect," "expects," "should," "could," "may," "will continue to," "believe," "believes," "anticipates," "predicts," "forecasts," "estimates," "projects," "potential," "intends" or similar expressions identifying "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including the negative of those words or phrases. Such forward-looking statements are based on our current views and assumptions regarding future events, future business conditions and the outlook for the company based on currently available information. The forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from any results, levels of activity, performance or achievements expressed or implied by any forward-looking statement. These statements are qualified by reference to the risk factors included in Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2023 (the "2023 Form 10-K"), the section captioned "Forward-Looking Information" in Part II of the 2023 Form 10-K and to similar risk factors and cautionary statements in all other reports and forms filed with the Securities and Exchange Commission ("SEC"). We wish to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. Forward-looking statements are qualified in their entirety by the above cautionary statement.
We specifically decline to undertake any obligation, and specifically disclaims any duty, to publicly update or revise any forward-looking statements that have been made to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events, except as may be required by law.